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                                                                                                                    Exhibit 10(e)


                           SUMMARY OF EXECUTIVE OFFICER BENEFITS AND BOARD OF DIRECTORS BENEFITS AND FEES *

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   Description of Benefit                       Eligible Positions                             Amount/Schedule


Automobile Allowance           Chief Executive Officer                                $1,500/month
                               Chief Operating Officer                                $1,300/month
                               Division Presidents and Executive Vice                 $1,100/month
                                  Presidents
                               Senior Vice Presidents                                 $1,000/month

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Club Membership                Chief Executive Officer                                Approved at discretion of
                                                                                          Compensation Committee
                               Chief Operating Officer, Division Presidents and       Approved at discretion of direct
                                 Executive Vice Presidents, Senior Vice Presidents        supervisor

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Communication Services (Long   Board of Directors                                     $6,000/year (continues after
Distance and PCS) (1)                                                                 retirement for up to 120 months)
                                                                                      and use of two Sprint PCS
                                                                                      handsets



------------------------------ ------------------------------------------------------ ----------------------------------
Sprint Long-Distance           Chief Executive Officer, Chief Operating               Actual usage (continues after
Telephone Service (1)             Officer, Division Presidents, Executive             retirement)
                                  and Senior Vice Presidents

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Income tax compliance for      Chief Executive Officer and Chief Operating            Amount incurred
2002 tax year (preparation        Officer, Division Presidents, EVP/Chief Financial
of federal and state income       Officer & EVP Legal & External Affairs
tax filings and related
analyses) (1)(2)

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Miscellaneous services         Chief Executive Officer and Chief Operating            $15,000/year
(investment counseling,           Officer
insurance counseling,          Division Presidents and Executive Vice                 $12,000/year
preparation of wills and          Presidents
trusts, tax counseling,        Senior Vice Presidents                                 $10,000/year
income tax preparation,
estate planning, and
personal financial planning)
(1)(3)

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Disability                     Chief Executive Officer, Chief Operating               52 weeks at full base pay
                                  Officer, Division Presidents, Executive and
                                  Senior Vice Presidents

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Separation                     Chief Executive Officer, Chief Operating               52 weeks salary continuation
                                  Officer, Division Presidents, Executive and
                                  Senior Vice Presidents (unless otherwise
                                  provided in an individual agreement with an
                                  officer)


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Fees                           Board of Directors                                     Annual retainer - $50,000/year
                                                                                      (all Outside Directors)

                                                                                      Additional Annual retainer for
                                                                                      Lead Independent Director -
                                                                                      $75,000/year

                                                                                      Committee Chair additional
                                                                                      annual retainer for Outside
                                                                                      Directors
                                                                                      Audit Committee  $10,000
                                                                                      Other Committees $7,500

                                                                                      Meeting Fee - $  1,500/meeting

                                                                                      Committee
                                                                                      Meeting Fee - $ 1,500/meeting

                                                                                      Fee for In-person Meetings of
                                                                                      Outside Directors and in-person
                                                                                      business  meetings attended  on
                                                                                      Sprint's behalf - $ 1,500/meeting


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* This summary is effective beginning July 1, 2003. Before that date, benefits and fees were as described in Exhibit 10(f) to the 10-Q for the period ended March 31, 2003.
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(1) Sprint reimburses for income taxes associated with these benefits.
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
(2) This benefit has been eliminated with respect to tax years after 2002.

(3) With respect to tax years after 2002, Sprint's independent auditor may not provide these services.

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